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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 29, 2004

                          EMISPHERE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                  1-10615                  13-3306985
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)         Identification Number)

             765 OLD SAW MILL RIVER ROAD, TARRYTOWN, NEW YORK 10591
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               (Address of Principal Executive Offices) (Zip Code)

                                 (914) 347-2220
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

     On January 29, 2004, Emisphere Technologies, Inc. issued a press release announcing preliminary results from the first multiple-dose clinical study of an oral insulin tablet using its eligen(TM) technology. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of such press release.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

     Exhibit Number                             Description
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          99.1             Press Release of the Company, dated January 29, 2004.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EMISPHERE TECHNOLOGIES, INC.

Dated: January 30, 2004

                                        By: /s/ Michael Goldberg
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                                            Name: Michael Goldberg
                                            Title: Chief Executive Officer

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